UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

April 24, 2018

Date of Report (Date of earliest event reported)

GO ECO GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55177	27-4715504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Elvis Boulevard Chester, New York, 10918
(Address of principal executive offices)

Registrant’s telephone number, including area code: (845) 610-3817

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On April 24, 2018, the Company entered into an Assignment Agreement with Carebourn Capital, L.P. (“Carebourn”) and a third party investor (the “Investor”) whereby Carebourn assigned $184,339.27 of its September 7, 2016 convertible promissory note to the Investor. The Company issued a revised convertible promissory note to the Investor in the amount of $184,339.27. Additionally, Carebourn provided the Investor with a thirty (30) option to purchase its other convertible promissory notes dated October 6, 2016 and December 13, 2016 the (“Optioned Notes”). During the thirty (30) day option period Carebourn agreed not to convert, assign, transfer, sell or hypothecate the Optioned Notes except to the Investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GO ECO GROUP

Date: April 24, 2018		/s/ Brian Conway
	By:	Brian Conway
	Its:	President, Director, CEO and CFO